SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): April 5, 2006


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                    0-5905                       62-0156300
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(State of incorporation)     (Commission File No.)              (IRS Employer
                                                             Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)


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Item 2.02.  Results of Operations and Financial Condition
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On April 5, 2006, the Company issued a press release announcing financial results for the fiscal first quarter ended February 28, 2006 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein.

The Press Release contains disclosure regarding net income excluding certain identified items. The adjusted net income disclosure is a non-GAAP financial measure and for the first fiscal quarter of 2006 excludes the effect of a pre-tax gain related to a recovery, net of legal expenses, in the Dexatrim litigation settlement; a loss on early extinguishment debt; and employee stock option expenses under FAS 123R, and for the first fiscal quarter of 2005 excludes charges relating to costs of the Dexatrim litigation settlement. A reconciliation of this non-GAAP measure to the most comparable GAAP measurement for the first quarter of fiscal 2006 and fiscal 2005 is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The Company considers disclosure of adjusted net income to be meaningful information to an investor's understanding of the Company's operating performance and useful for comparison with prior period and forecasted net income and earnings per share. Management of the Company uses adjusted net income together with GAAP net income to analyze the Company's performance compared to forecasted and prior period results and for other internal purposes.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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Item 9.01.  Financial Statements and Exhibits.
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(c)      Exhibits:

         99.1     Press Release Dated April 5, 2006



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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 5, 2006                      CHATTEM, INC.

                                   By: /s/ Robert E. Bosworth
                                      _________________________________
                                         Robert E. Bosworth
                                         President and Chief Operating Officer


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                                  EXHIBIT INDEX
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Exhibit No.                Exhibit Description
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99.1                       Press Release dated April 5, 2006